Business Acquisition	12 Months Ended
Dec. 31, 2020
LCP Edge Intermediate, Inc. [Member]
Business Acquisition

Note 16 – Business Acquisition

On September 27, 2019, HydraFacial purchased substantially all assets of Consultingroom.com Limited, a distributor in the United Kingdom (UK). The fair value of the consideration transferred to the selling members was approximately $2.9 million of initial and deferred cash payments. HydraFacial paid the deferred payment of $0.9 million in September 2020. HydraFacial incurred certain costs related to this transaction including legal and accounting totaling approximately $0.2 million, which was recognized as transaction costs within general and administrative expenses on the statement of comprehensive loss during the year ended December 31, 2019.

HydraFacial applied the acquisition method of accounting and established a new basis of accounting on the date of the acquisition. The assets acquired by HydraFacial are accordingly measured at their estimated fair values.

The following table summarizes the estimated fair values assigned to the assets acquired at the date of acquisition:

(in thousands)	Estimated Fair Value
Inventory	$1,193
Property and equipment	23
Intangible assets	1,359

Net assets acquired	$2,575
Goodwill	347

Total consideration	$2,922

The primary purpose of the acquisition was to expand HydraFacial’s operations in the UK market. The goodwill arising from the acquisition consists largely of the business reputation of the acquired Company in the marketplace and its assembled workforce. The goodwill is deductible for income tax purposes.

Intangible assets consist of customer relationships with a weighted average amortization period of 4 years. The valuation of the acquired intangible asset was estimated by performing projections of discounted cash flows, whereby revenues and costs associated with each intangible asset are forecasted to derive expected cash flow which is discounted to present value at discount rates commensurate with perceived risk. The valuation and projection process is inherently subjective and relies on significant unobservable inputs (Level 3 inputs).